Exhibit 24(b)(4)(i)

                             OPPENHEIMER FUND
                     Share Certificate (8-1/2" x 11")


I. FACE OF CERTIFICATE (All text and other matter lies within 8-5/16" x 10-5/8" decorative border, 5/16" wide)

     (upper left corner, box with heading: NUMBER [of shares]

     (upper right corner)  share certificate no.

     (upper right box with heading: CLASS A SHARES below cert. no.)

     (centered
     below boxes)   Oppenheimer Fund

                              A MASSACHUSETTS BUSINESS TRUST


     (at left)  THIS IS TO CERTIFY THAT (at right) SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                                        (box with number)
                                        CUSIP 683795108

     (at left)     is the owner of

     (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF

                  OPPENHEIMER FUND

          (hereinafter called the "Fund", transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

          WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

          (signature                Dated:        (signature
          at left of seal)                        at right of seal)

          /s/ George C. Bowen           /s/ Bridget A. Macaskill
          ----------------------        ------------------------
          TREASURER                     PRESIDENT

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                         OPPENHEIMER FUND
                                   SEAL
                                   1985
                       COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)

                         Countersigned
                         OPPENHEIMERFUNDS SERVICES
                         (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                         Denver (CO)         Transfer Agent

                         By ____________________________
                              Authorized Signature

II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                    rights of survivorship and not
                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                              (Cust)                   (Minor)

                         UNDER UGMA/UTMA     ___________________
                                                  (State)
Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto



PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


________________________________________________________________
   (Please print or type name and address of assignee)
_____________________________________________________
__________________________________________  Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                         Signed: __________________________

                                 __________________________
                              (Both must sign if joint owners)

                              Signature(s) ___________________
                              guaranteed     Name of Guarantor
                              by:       ______________________
                                             Signature of
                                             Officer/Title

(text printed     NOTICE: The signature(s) to this assignment must
vertically to     correspond with the name(s) as written upon the
right of above    face of the certificate in every particular
paragraph)        without alteration or enlargement or any change
                  whatever.

(text printed in  Signatures must be guaranteed by a financial
box to left of    institution of the type described in the current
signature(s))     prospectus of the Fund.


PLEASE NOTE: This document contains a watermark   OppenheimerFunds
when viewed at an angle.  It is invalid without   "four hands"
this watermark:                                   logotype

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                 THIS SPACE MUST NOT BE COVERED IN ANY WAY